UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K/A
(Amendment No. 1)
________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 2, 2026

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTION
On January 2, 2026, PROG Holdings, Inc (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") announcing that on that date the Company, through PROG Beach, LLC, a wholly-owned subsidiary, had completed its previously announced acquisition (the "Acquisition") of P-Squared, LLC ("Purchasing Power") from Purchasing Power Parent, LLC, pursuant to the Unit Purchase Agreement, dated as of December 1, 2025.
This Amendment No. 1 to the Original Form 8-K is being filed solely for the purpose of amending Items 9.01(a) and (b). This Form 8-K/A should be read in conjunction with the Original Form 8-K.
The pro forma financial information included as Exhibit 99.3 to this Form 8-K/A has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company's actual results or financial condition would have been if the transactions had occurred on the relevant date, and is not intended to project future results or financial condition that the combined company may achieve following the Acquisition.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(a)     Financial Statements of Business Acquired
The audited consolidated financial statements of Purchasing Power as of and for the year ended December 31, 2024, the notes related thereto, and the independent auditor's report are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.
The unaudited condensed consolidated financial statements of Purchasing Power as of and for the nine months ended September 30, 2025 and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.
(b)     Pro Forma Financial Information
The unaudited pro forma combined financial information of the Company and Purchasing Power as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024 is filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.
(d)    Exhibits:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	The audited consolidated financial statements of Purchasing Power as of and for the year ended December 31, 2024 and the notes related thereto and the independent auditor's report.
99.2	The unaudited condensed consolidated financial statements of Purchasing Power as of and for the nine months ended September 30, 2025 and the notes related thereto.
99.3	The unaudited pro forma combined financial information of the Company and Purchasing Power as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	April 6, 2026		Brian Garner Chief Financial Officer